UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 9, 2015

_________________

22nd Century Group, Inc.

(Exact Name of Registrant as Specified in Charter)

Nevada	000-54111	98-0468420
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9530 Main Street Clarence, New York (Address of Principal Executive Office)		14031 (Zip Code)
Registrant’s telephone number, including area code: (716) 270-1523

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On January 9, 2015, 22nd Century Group, Inc. (the “Company”) filed with the Securities and Exchange Commission a prospectus supplement dated January 9, 2015, to the prospectus dated June 5, 2014, filed as part of the Company’s effective registration statement on Form S-3 (SEC File No. 333-195386). The prospectus supplement relates to the offer and sale of up to 300,000 shares of the Company’s common stock covered by the registration statement.

Item 9.01. Financial Statements and Exhibits.

(d) The following exhibits are being filed herewith:

Exhibit 5.1	Opinion of Foley & Lardner LLP

Exhibit 23.1	Consent of Foley & Lardner LLP (included in Exhibit 5.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

22nd Century Group, Inc.

/s/ Henry Sicignano, III
Date: January 9, 2015	Henry Sicignano, III
President and Chief Operating Officer